EXHIBIT 99.2
CNA Financial Corporation
Supplemental Financial Information
June 30, 2005

CNA Financial Corporation
Table of Contents
June 30, 2005

CNA Financial Corporation
Supplemental Financial Information
DEFINITIONS AND PRESENTATION
•	P&C Operations includes Standard Lines and Specialty Lines.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that have been sold or placed in run-off.

•	Corporate & Other Non-Core segment includes the results of certain property and casualty lines of business placed in run-off, including CNA Re. This segment also includes the results related to the centralized adjusting and settlement of asbestos, environmental pollution and mass tort (APMT) claims and interest expense on corporate debt.

•	Property and Casualty Companies includes Standard Lines, Specialty Lines and P&C business written in the Life & Group Non-Core and Corporate & Other Non-Core segments.

•	Underwriting results are net earned premiums less net incurred claims, the costs incurred to settle claims, and acquisition, underwriting, and dividend expenses.

•	Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N to the Consolidated Financial Statements within the 2004 10-K/A for further discussion of this measure.

•	In evaluating the results of the Standard Lines and Specialty Lines, management utilizes the combined ratio, the loss ratio, the expense ratio, and the dividend ratio. These ratios are calculated using GAAP financial results. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of dividends incurred to net earned premiums. The combined ratio is the sum of loss, expense and dividend ratios.

•	Limited partnerships (LPs) are a relatively small portion of CNA’s overall investment portfolio. The majority of the LPs invest in a substantial number of securities that are readily marketable. CNA is primarily a passive investor in such partnerships and does not have influence over the partnerships’ management, who are committed to operate them according to established guidelines and strategies. These strategies may include the use of leverage and hedging techniques that potentially introduce more volatility and risk to the partnerships.

•	On April 30, 2004, CNA completed the sale of its individual life insurance business. The business sold included term, universal and permanent life insurance policies and individual annuity products. CNA’s individual long term care and structured settlement businesses were excluded from the sale. Consideration from the sale was approximately $700 million, resulting in an after-tax realized investment loss on the sale of $389 million. The results of the business sold through the sale date are included in the statements of operations for the three and six months ended June 30, 2004. As a result of the sale, income statement results for 2005 are not comparable to the corresponding 2004 results.

•	All amounts are in millions, except for per share and ratio information.

•	Certain immaterial differences are due to rounding.
 i

CNA Financial Corporation
Supplemental Financial Information
Restatement for Reinsurance and Equity Investee Accounting
Subsequent to the issuance of CNA’s (the Company) 2004 Form 10-K, the Company revised its accounting for several reinsurance contracts, primarily with a former affiliate, and its equity accounting for that affiliate. The Company restated its previously reported financial statements as of December 31, 2004, 2003 and 2002 and all related disclosures, as well as its interim financial data for all interim periods of 2004 and 2003, through the filing of a Form 10-K/A. This Financial Supplement reflects the effects of the restatement. The restatement is based upon reconsideration of the Company’s accounting for its former equity interest in Accord Re Ltd. (Accord) and for several reinsurance contracts with Accord, but also includes two reinsurance agreements with unaffiliated parties that are immaterial in the aggregate. A subsidiary of The Continental Corporation (TCC) acquired a 49% ownership interest in Accord, a Bermuda company, in 1989 upon Accord’s formation. TCC also provided capital support to Accord through a guarantee from a TCC subsidiary. TCC was acquired by the Company in 1995.
Reinsurance relationships with Accord involved both property and casualty assumed reinsurance risks that were written by TCC subsidiaries and 100% ceded to Accord or reinsured from other cedents by Accord. Stop-loss protection in relation to those risks was obtained by Accord from a wholly-owned TCC subsidiary.
All of the Company’s reinsurance agreements with Accord relating to property risks were commuted as of year-end 2001, leaving six reinsurance agreements with Accord relating to casualty risks outstanding at that time. As of March 31, 2005 the Company provides no capital support to and has no ownership interest in Accord. During the period of the Company’s minority ownership Accord also maintained reinsurance relationships with reinsurers unaffiliated with the Company.
As previously reported the Company continues to respond to various subpoenas, interrogatories and other requests for information received from state and federal regulatory authorities relating to on-going insurance industry investigations of non-traditional insurance products, including finite reinsurance. In the course of complying with these requests the Company conducted a comprehensive review of its finite reinsurance relationships, including contracts with Accord.
The Company accounted for its reinsurance cessions to Accord and related retrocessions from Accord as reinsurance. In connection with the aforementioned review, the Company has now concluded that the reinsurance cession and retrocession should be viewed as a single transaction which does not transfer risk. The restatement corrections apply deposit accounting to the Company’s reinsurance cessions to Accord. The restatement corrections also include adjustments to the Company’s historical equity method accounting for its ownership and economic interest in Accord, including the effects of applying deposit accounting to certain of Accord’s reinsurance contracts with parties other than the Company. The remaining restatement corrections relate to applying deposit accounting to two small reinsurance treaties unrelated to Accord that were previously accounted for using reinsurance accounting.
The impact of this revised accounting resulted in a reduction to stockholders’ equity as of December 31, 2004 of $29 million, or 0.3%, and an increase in net income for the three months and six months ended June 30, 2004 of $4 million and $5 million, or 1.4% and 3.0%. The net income adjustment increased earnings per share for the three months and six months ended June 30, 2004 by $0.01 per share for both periods.
 ii

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,912	$2,106	(9)%	$3,811	$4,274	(11)%
Net investment income	439	381	15	845	856	(1)
Realized investment gains (losses) net of participating policyholders’ and minority interests	26	105	(75)	7	(353)	102
Other revenues	193	72	168	271	154	76

Total revenues	2,570	2,664	(4)	4,934	4,931	—

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,581	1,620	2	3,015	3,258	7
Other operating expenses	625	682	8	1,277	1,447	12
Interest	30	31	3	67	66	(2)

Total claims, benefits and expenses	2,236	2,333	4	4,359	4,771	9

Income before income tax and minority interest	334	331	1	575	160	N/A
Income tax (expense) benefit	(48)	(31)	(55)	(104)	22	N/A
Minority interest	2	(7)	129	(5)	(13)	62

Net income	$288	$293	(2)%	$466	$169	176%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Net Income and Per Share Data

PERIOD ENDED JUNE 30	Three Months			Six Months
			Fav / (Unfav)			Fav / (Unfav)
(In millions, except per share data)	2005	2004	% Change	2005	2004	% Change

COMPONENTS OF NET INCOME
Net operating income	$272	$175	55%	$464	$384	21%
Net realized investment gains (losses), net of participating policyholders’ and minority interests	16	118	(86)	2	(215)	101

Net income	$288	$293	(2)%	$466	$169	176%

BASIC AND DILUTED EARNINGS PER SHARE

Basic and diluted earnings per share available to common stockholders (1)	$1.06	$1.08	(2)%	$1.69	$0.53	N/A %

Weighted average outstanding common stock and common stock equivalents	256.0	255.9		256.0	255.9

(1)	The three and six months ended June 30, 2005 per share results available to common stockholders are reduced by $18 million and $35 million, or $0.06 per share and $0.13 per share, of undeclared preferred stock dividends. The three and six months ended June 30, 2004 per share results available to common stockholders are reduced by $16 million and $32 million, or $0.06 per share and $0.13 per share, of undeclared preferred stock dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheet Data and Statements of Cash Flows Data

(In millions, except per share data)	June 30, 2005	December 31, 2004

Total assets	$62,617	$62,411
Insurance reserves	42,935	43,653
Debt	1,751	2,257
Total liabilities	52,603	52,958
Minority interest	276	275
Accumulated other comprehensive income	742	650
Total stockholders’ equity	9,738	9,178

Book value per common share (1)	$34.48	$32.43
Book value per common share excluding unrealized gain or loss on fixed maturity securities (1)	$31.30	$29.74

Outstanding shares of common stock (in millions of shares)	256.0	256.0

THREE MONTHS ENDED
JUNE 30
(In millions)	2005	2004

Net cash flows provided by operating activities	$720	$646

Net cash flows used by investing activities	(249)	(101)

Net cash flows used by financing activities	(494)	(523)

Net cash flows	$(23)	$22

SIX MONTHS ENDED
JUNE 30
(In millions)	2005	2004

Net cash flows provided by operating activities	$844	$683

Net cash flows used by investing activities	(364)	(542)

Net cash flows used by financing activities	(505)	(177)

Net cash flows	$(25)	$(36)

(1)	Book value per common share as of June 30, 2005 and December 31, 2004 excludes $750 million and $750 million of preferred stock (Series H) and $162 million and $127 million of cumulative preferred dividends.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Data

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES
(In millions)	Standard Lines	Specialty Lines	P&C Operations

As of June 30, 2005
Gross	$14,171	$4,996	$19,167
Ceded	4,608	1,550	6,158

Net	9,563	3,446	13,009

As of December 31, 2004
Gross	14,302	4,860	19,162
Ceded	4,994	1,627	6,621

Net	$9,308	$3,233	$12,541

CLAIM & CLAIM ADJUSTMENT EXPENSE RESERVES	Life & Group	Corporate & Other
(In millions)	Non-Core	Non-Core	Total Operations

As of June 30, 2005
Gross	$3,592	$8,039	$30,798
Ceded	1,757	4,716	12,631

Net	1,835	3,323	18,167

As of December 31, 2004
Gross	3,680	8,681	31,523
Ceded	1,856	5,402	13,879

Net	$1,824	$3,279	$17,644

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

PERIOD ENDED JUNE 30	Three Months	Six Months
(In millions)	Ended	Ended
Claim & claim adjustment expense reserves, beginning of period
Gross	$31,113	$31,523
Ceded	13,496	13,879

Net	17,617	17,644

Net incurred claim & claim adjustment expenses	1,441	2,841

Net claim & claim adjustment expense payments	(891)	(2,318)

Claim & claim adjustment expense reserves, end of period
Net	18,167	18,167
Ceded	12,631	12,631

Gross	$30,798	$30,798

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	June 30, 2005		December 31, 2004
(In millions)	Book Value	Fair Value	Book Value	Fair Value

Property & Casualty and Corporate & Other Non-Core:
Fixed Maturities — Taxable	$13,916	$14,111	$15,072	$15,346
Fixed Maturities — Tax Exempt	9,300	9,480	7,680	7,800
Equities	245	343	232	351
Short-term	3,682	3,682	3,599	3,600
Limited Partnership Investments	1,181	1,181	1,195	1,195
Mortgage Loans & Other	34	34	34	26

Subtotal	28,358	28,831	27,812	28,318
Securities Lending Collateral	946	946	904	904

Total Investments	$29,304	$29,777	$28,716	$29,222

Life & Group Non-Core:
Fixed Maturities — Taxable	$6,637	$7,383	$6,495	$7,124
Fixed Maturities — Tax Exempt	1,437	1,568	1,019	1,057
Equities	132	149	88	105
Short-term	637	637	1,345	1,345
Limited Partnership Investments	381	381	354	354
Mortgage Loans & Other	21	10	23	10

Subtotal	9,245	10,128	9,324	9,995
Securities Lending Collateral	35	35	14	14

Total Investments	$9,280	$10,163	$9,338	$10,009

Total Investments	$38,584	$39,940	$38,054	$39,231

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED	Standard Lines			Specialty Lines			P&C Operations
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$1,543	$1,508	2%	$688	$676	2%	$2,231	$2,184	2%
Net written premiums	1,134	1,209	(6)	595	592	1	1,729	1,801	(4)

Net earned premiums	1,084	1,315	(18)	630	567	11	1,714	1,882	(9)
Claim and claim adjustment expenses	772	927	17	435	364	(20)	1,207	1,291	7
Acquisition expenses	201	258	22	115	106	(8)	316	364	13
Underwriting expenses	139	141	1	41	39	(5)	180	180	—
Policyholders’ dividends	8	(15)	(153)	1	1	—	9	(14)	(164)

Underwriting income (loss)	(36)	4	N/A	38	57	(33)	2	61	(97)

Net investment income	171	119	44	67	59	14	238	178	34
Other revenues	27	30	(10)	29	32	(9)	56	62	(10)
Other expenses	33	28	(18)	25	28	11	58	56	(4)

Income before income tax, minority interest and net realized investment gains	129	125	3	109	120	(9)	238	245	(3)
Income tax expense	(27)	(25)	(8)	(32)	(34)	6	(59)	(59)	—
Minority interest	(2)	(2)	—	4	(5)	180	2	(7)	129

Net operating income	100	98	2	81	81	—	181	179	1
Realized investment gains	25	77	(68)	8	30	(73)	33	107	(69)
Income tax expense on realized investment gains	(8)	(27)	70	(3)	(12)	75	(11)	(39)	72

Net income	$117	$148	(21)%	$86	$99	(13)%	$203	$247	(18)%

Financial Ratios
Loss & LAE	71.2%	70.5%		69.0%	64.2%		70.4%	68.6%
Acquisition expense	18.5	19.6		18.2	18.6		18.4	19.3
Underwriting expense	12.9	10.7		6.6	7.0		10.5	9.6
Dividends	0.8	(1.1)		0.2	0.2		0.6	(0.7)

Expense ratio, including dividends	32.2	29.2		25.0	25.8		29.5	28.2

Combined ratio	103.4%	99.7%		94.0%	90.0%		99.9%	96.8%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$1,714	$1,882	$204	$202	1%	$(6)	$22	(127)%	$1,912	$2,106	(9)%
Insurance claims & policyholders’ benefits	1,207	1,291	284	329	14	80	17	N/A	1,571	1,637	4
Policyholders’ dividends	9	(14)	—	(3)	N/A	1	—	N/A	10	(17)	(159)
Insurance related expenses	496	544	77	68	(13)	(4)	23	117	569	635	10
Net investment income	238	178	146	142	3	55	61	(10)	439	381	15
Other revenues	56	62	25	26	(4)	112	(16)	N/A	193	72	168
Other expenses	58	56	16	20	20	12	2	N/A	86	78	(10)

Income (loss) before income tax, minority interest and net realized investment gains (losses)	238	245	(2)	(44)	95	72	25	188	308	226	(36)
Income tax (expense) benefit	(59)	(59)	7	18	(61)	14	(3)	N/A	(38)	(44)	14
Minority interest	2	(7)	—	—	N/A	—	—	N/A	2	(7)	129

Net operating income (loss)	181	179	5	(26)	119	86	22	N/A	272	175	55
Realized investment gains (losses)	33	107	(1)	(56)	98	(6)	54	(111)	26	105	(75)
Income tax (expense) benefit on realized investment gains (losses)	(11)	(39)	—	70	N/A	1	(18)	106	(10)	13	(177)

Net income (loss)	$203	$247	$4	$(12)	133%	$81	$58	40%	$288	$293	(2)%

Other Financial Data	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
Property & Casualty					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
Company Information	2005	2004	2005	2004	% Change	2005	2004		% Change	2005	2004	% Change

Gross written premiums	$2,231	$2,184	$206	$293	(30)%	$300	$481		(38)%	$2,737	$2,958	(7)%
Net written premiums	1,729	1,801	199	163	22	(7)	(4)		(75)	1,921	1,960	(2)
Net earned premiums	1,714	1,882	203	150	35	(7)	23		(130)	1,910	2,055	(7)
Underwriting gain (loss)	2	61	(114)	(84)	(36)%	(90)	(13)		N/A %	(202)	(36)	N/A %

Financial Ratios
Loss & LAE	70.4%	68.6%	115.1%	146.1%		N/M %	N/M	%		79.7%	74.4%
Acquisition expense	18.4	19.3	24.0	(3.3)		N/M	N/M			18.5	17.5
Underwriting expense	10.5	9.6	17.1	13.4		N/M	N/M			11.9	10.5
Dividends	0.6	(0.7)	—	—		N/M	N/M			0.5	(0.7)

Expense ratio, including dividends	29.5	28.2	41.1	10.1		N/M	N/M			30.9	27.3

Combined ratio	99.9%	96.8%	156.2%	156.2%		N/M %	N/M	%		110.6%	101.7%

N/M = Not Meaningful

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

	Standard Lines			Specialty Lines			P&C Operations
SIX MONTHS ENDED
JUNE 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Gross written premiums	$3,059	$3,073	—%	$1,457	$1,386	5%	$4,516	$4,459	1%
Net written premiums	2,305	2,474	(7)	1,189	1,173	1	3,494	3,647	(4)

Net earned premiums	2,253	2,573	(12)	1,203	1,096	10	3,456	3,669	(6)
Claim and claim adjustment expenses	1,602	1,750	8	792	698	(13)	2,394	2,448	2
Acquisition expenses	447	529	16	230	203	(13)	677	732	8
Underwriting expenses	271	293	8	80	82	2	351	375	6
Policyholders’ dividends	12	(6)	N/A	2	3	33	14	(3)	N/A

Underwriting income (loss)	(79)	7	N/A	99	110	(10)	20	117	(83)

Net investment income	354	257	38	123	121	2	477	378	26
Other revenues	48	70	(31)	60	57	5	108	127	(15)
Other expenses	59	59	—	53	55	4	112	114	2

Income before income tax, minority interest and net realized investment gains	264	275	(4)	229	233	(2)	493	508	(3)
Income tax expense	(59)	(59)	—	(68)	(68)	—	(127)	(127)	—
Minority interest	(4)	(4)	—	(1)	(9)	89	(5)	(13)	62

Net operating income	201	212	(5)	160	156	3	361	368	(2)
Realized investment gains	20	134	(85)	9	50	(82)	29	184	(84)
Income tax expense on realized investment gains	(11)	(46)	76	(1)	(19)	95	(12)	(65)	82

Net income	$210	$300	(30)%	$168	$187	(10)%	$378	$487	(22)%

Financial Ratios
Loss & LAE	71.1%	68.0%		65.8%	63.6%		69.3%	66.7%
Acquisition expense	19.8	20.6		19.1	18.5		19.6	19.9
Underwriting expense	12.0	11.3		6.7	7.6		10.1	10.3
Dividends	0.6	(0.2)		0.2	0.3		0.4	(0.1)

Expense ratio, including dividends	32.4	31.7		26.0	26.4		30.1	30.1

Combined ratio	103.5%	99.7%		91.8%	90.0%		99.4%	96.8%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SIX MONTHS ENDED
JUNE 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2005	2004	2005	2004	% Change	2005	2004	% Change	2005	2004	% Change

Net earned premiums	$3,456	$3,669	$370	$528	(30)%	$(15)	$77	(119)%	$3,811	$4,274	(11)%
Insurance claims & policyholders’ benefits	2,394	2,448	518	736	30	88	73	(21)	3,000	3,257	8
Policyholders’ dividends	14	(3)	—	3	N/A	1	1	—	15	1	N/A
Insurance related expenses	1,028	1,107	138	176	22	7	50	86	1,173	1,333	12
Net investment income	477	378	252	348	(28)	116	130	(11)	845	856	1
Other revenues	108	127	58	60	(3)	105	(33)	N/A	271	154	76
Other expenses	112	114	30	41	27	29	25	(16)	171	180	5

Income (loss) before income tax, minority interest and net realized investment gains (losses)	493	508	(6)	(20)	70	81	25	N/A	568	513	11
Income tax (expense) benefit	(127)	(127)	12	13	(8)	16	(2)	N/A	(99)	(116)	15
Minority interest	(5)	(13)	—	—	N/A	—	—	N/A	(5)	(13)	62

Net operating income (loss)	361	368	6	(7)	186	97	23	N/A	464	384	21
Realized investment gains (losses)	29	184	(6)	(618)	99	(16)	81	(120)	7	(353)	102
Income tax (expense) benefit on realized investment gains (losses)	(12)	(65)	2	231	(99)	5	(28)	118	(5)	138	(104)

Net income (loss)	$378	$487	$2	$(394)	101%	$86	$76	13%	$466	$169	176%

	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core				Total Operations
Other Financial Data
Property & Casualty					Fav / (Unfav)				Fav / (Unfav)			Fav / (Unfav)
Company Information	2005	2004	2005	2004	% Change	2005	2004		% Change	2005	2004	% Change

Gross written premiums	$4,516	$4,459	$484	$612	(21)%	$552	$889		(38)%	$5,552	$5,960	(7)%
Net written premiums	3,494	3,647	371	339	9	(27)	(20)		(35)	3,838	3,966	(3)
Net earned premiums	3,456	3,669	364	316	15	(15)	94		(116)	3,805	4,079	(7)
Underwriting gain (loss)	20	117	(227)	(185)	(23)	(117)	(41)		(185)	(324)	(109)	(197)

Financial Ratios
Loss & LAE	69.3%	66.7%	124.5%	136.9%		N/M %	N/M	%		77.1%	72.9%
Acquisition expense	19.6	19.9	20.3	7.5		N/M	N/M			19.5	19.1
Underwriting expense	10.1	10.3	17.6	14.2		N/M	N/M			11.5	10.8
Dividends	0.4	(0.1)	—	—		N/M	N/M			0.4	(0.1)

Expense ratio, including dividends	30.1	30.1	37.9	21.7		N/M	N/M			31.4	29.8

Combined ratio	99.4%	96.8%	162.4%	158.6%		N/M %	N/M	%		108.5%	102.7%

N/M = Not Meaningful

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CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations and Corporate & Other Non-Core Segment — Catastrophe Losses

CATASTROPHE LOSSES (PRETAX)				Corporate & Other
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Total

Three months ended June 30, 2005	$5	$—	$5	$—	$5
Six months ended June 30, 2005	6	—	6	—	6

Three months ended June 30, 2004	$4	$1	$5	$—	$5
Six months ended June 30, 2004	10	3	13	—	13

CATASTROPHE LOSSES (AFTER-TAX)				Corporate & Other
(In millions)	Standard Lines	Specialty Lines	P&C Operations	Non-Core	Total

Three months ended June 30, 2005	$4	$—	$4	$—	$4
Six months ended June 30, 2005	4	—	4	—	4

Three months ended June 30, 2004	$3	$1	$4	$—	$4
Six months ended June 30, 2004	7	2	9	—	9

CNA FINANCIAL CORPORATION
Financial Supplement
Analysis of Pretax Net Investment Income

(In millions)	Standard Lines
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$37	$13	$12	$39	$101	$42	$22	$64
Interest on funds withheld and other deposits	(38)	(43)	(44)	(70)	(195)	(18)	(34)	(52)
Income from trading securities	—	—	—	1	1	1	—	1
Other investment income	139	149	157	144	589	158	183	341

Net investment income	$138	$119	$125	$114	$496	$183	$171	$354

	Specialty Lines
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$13	$5	$4	$14	$36	$13	$7	$20
Interest on funds withheld and other deposits	(2)	(2)	(3)	(7)	(14)	(12)	(1)	(13)
Income from trading securities	—	—	—	—	—	—	—	—
Other investment income	51	56	60	57	224	55	61	116

Net investment income	$62	$59	$61	$64	$246	$56	$67	$123

	P&C Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$50	$18	$16	$53	$137	$55	$29	$84
Interest on funds withheld and other deposits	(40)	(45)	(47)	(77)	(209)	(30)	(35)	(65)
Income from trading securities	—	—	—	1	1	1	—	1
Other investment income	190	205	217	201	813	213	244	457

Net investment income	$200	$178	$186	$178	$742	$239	$238	$477

	Life & Group Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$9	$6	$3	$11	$29	$9	$1	$10
Interest on funds withheld and other deposits	—	—	—	—	—	—	—	—
Income from trading securities	20	14	(21)	96	109	(31)	14	(17)
Other investment income	177	122	127	128	554	128	131	259

Net investment income	$206	$142	$109	$235	$692	$106	$146	$252

	Corporate & Other Non-Core
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$16	$6	$6	$18	$46	$15	$8	$23
Interest on funds withheld and other deposits	(8)	(10)	(8)	(26)	(52)	(9)	(15)	(24)
Income from trading securities	—	—	—	—	—	—	—	—
Other investment income	61	65	67	59	252	55	62	117

Net investment income	$69	$61	$65	$51	$246	$61	$55	$116

	Total Operations
	1Q04	2Q04	3Q04	4Q04	YTD 2004	1Q05	2Q05	YTD 2005
Limited partnership income	$75	$30	$25	$82	$212	$79	$38	$117
Interest on funds withheld and other deposits	(48)	(55)	(55)	(103)	(261)	(39)	(50)	(89)
Income from trading securities	20	14	(21)	97	110	(30)	14	(16)
Other investment income	428	392	411	388	1,619	396	437	833

Net investment income	$475	$381	$360	$464	$1,680	$406	$439	$845

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data — Preliminary

PERIOD ENDED JUNE 30	Three Months			Six Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2005	2004	% Change	2005	2004	% Change

Property & Casualty Companies
Gross written premiums	$2,458	$2,878	(15)%	$4,985	$5,788	(14)%
Net written premiums	1,809	1,920	(6)	3,611	3,788	(5)
Net earned premiums	1,674	1,809	7	3,306	3,559	7
Claim and claim adjustment expenses	1,306	1,440	9	2,561	2,725	6
Acquisition expenses	294	323	9	628	671	6
Underwriting expenses	258	144	(79)	500	374	(34)
Policyholders’ dividends	7	9	22	12	22	45

Underwriting loss	(191)	(107)	(79)	(395)	(233)	(70)
Net investment income (1)	411	336	22	1,248	644	94
Other revenues/expenses	81	(80)	N/A	44	(132)	133
Income tax expense	(38)	(79)	52	(77)	(192)	60
Net realized gains	24	150	(84)	47	316	(85)

Net income	$287	$220	30%	$867	$403	115%

Financial Ratios
Loss and LAE	78.0%	79.6%		77.5%	76.6%
Acquisition expense	16.2	16.8		17.4	17.7
Underwriting expense	14.3	7.5		13.8	9.9
Policyholders’ dividends	0.4	0.5		0.4	0.6

Expense ratio	30.9	24.8		31.6	28.2

Combined ratio	108.9%	104.4%		109.1%	104.8%

Life Companies
Earned premium	$2	$366		$6	$821

SUPPLEMENTAL STATUTORY DATA	(Preliminary)
(In millions)	June 30, 2005	December 31, 2004

Property & Casualty Companies
Statutory surplus (2)	$7,374	$6,998

Life Companies
Statutory surplus	$742	$1,177

(1)	Includes $500 million of dividends from CCC’s life subsidiary, Continental Assurance Company, for the six months ended June 30, 2005.

(2)	Surplus includes the Property & Casualty Companies’ equity ownership of the life insurance subsidiary.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations
Loss and LAE Ratio Analysis
Standard Lines

	2005 YTD Evaluated	2004 FY Evaluated	2004 FY Evaluated
	at 06/30/05	at 12/31/04	at 06/30/05
Gross Accident Year	63.0%	67.2%	64.0%
Impact of Reinsurance	1.4	2.0	1.6

Net Accident Year	64.4	69.2	65.6%

Impact of Corporate Covers	0.7	(0.2)
Impact of Development & Change in Allowance for Uncollectible Reinsurance	6.0	1.7

Net Calendar Year	71.1%	70.7%

Specialty Lines

	2005 YTD Evaluated	2004 FY Evaluated	2004 FY Evaluated
	at 06/30/05	at 12/31/04	at 06/30/05
Gross Accident Year	62.4%	64.1%	57.7%
Impact of Reinsurance	(0.1)	(0.6)	(0.3)

Net Accident Year	62.3	63.5	57.4%

Impact of Corporate Covers	(1.1)	0.9
Impact of Development & Change in Allowance for Uncollectible Reinsurance	4.6	(1.1)

Net Calendar Year	65.8%	63.3%

P&C Operations

	2005 YTD Evaluated	2004 FY Evaluated	2004 FY Evaluated
	at 06/30/05	at 12/31/04	at 06/30/05
Gross Accident Year	62.8%	66.3%	62.1%
Impact of Reinsurance	0.9	1.1	0.9

Net Accident Year	63.7	67.4	63.0%

Impact of Corporate Covers	0.1	0.2
Impact of Development & Change in Allowance for Uncollectible Reinsurance	5.5	0.8

Net Calendar Year	69.3%	68.4%

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core Segment — GAAP Results of Operations

SIX MONTHS ENDED
JUNE 30, 2005	Life & Group Non-Core	Life & Group Non-Core	Total Life & Group
(In millions)	excluding businesses sold (1)	businesses sold (2)	Non-Core as reported

Net earned premiums	$365	$5	$370
Insurance claims & policyholders’ benefits	504	14	518
Policyholders’ dividends	(3)	3	—
Insurance related expenses	87	51	138
Net investment income	248	4	252
Other revenues	38	20	58
Other expenses	31	(1)	30

Income (loss) before income tax and net realized investment gains (losses)	32	(38)	(6)
Income tax (expense) benefit	(1)	13	12

Net operating income (loss)	31	(25)	6
Realized investment gains (losses)	(6)	—	(6)
Income tax (expense) benefit on realized investment gains (losses)	2	—	2

Net income (loss)	$27	$(25)	$2

SIX MONTHS ENDED
JUNE 30, 2004	Life & Group Non-Core	Life & Group Non-Core	Total Life & Group
(In millions)	excluding businesses sold (1)	businesses sold (2) (3)	Non-Core as reported

Net earned premiums	$337	$191	$528
Insurance claims & policyholders’ benefits	585	151	736
Policyholders’ dividends	1	2	3
Insurance related expenses	78	98	176
Net investment income	297	51	348
Other revenues	33	27	60
Other expenses	26	15	41

Income (loss) before income tax and net realized investment gains (losses)	(23)	3	(20)
Income tax (expense) benefit	15	(2)	13

Net operating income (loss)	(8)	1	(7)
Realized investment gains (losses)	13	(631)	(618)
Income tax (expense) benefit on realized investment gains (losses)	(5)	236	231

Net income (loss)	$—	$(394)	$(394)

(1)	Retained life and group businesses principally include group and individual long term care, structured settlements and institutional markets.

(2)	Life and group businesses sold include group, individual life, CNA Trust, and specialty medical. Included in this column are the effects of shared corporate overhead expenses which continue to be allocated to the sold businesses.

(3)	For the six months ended June 30, 2004, net realized investment losses for Life & Group Non-Core businesses sold include a pretax impairment loss of $622 million ($389 million after-tax) related to the individual life business.

CNA FINANCIAL CORPORATION
Financial Supplement
Asbestos Summary by Policyholder Category

		Net Paid	Net Asbestos	Percent of
	Number of	Losses in	Reserves	Asbestos
JUNE 30, 2005	Policyholders	2005 (In millions)	(In millions)	Net Reserves

Policyholders with Settlement Agreements
Structured Settlements	13	$18	$159	10%
Wellington	4	2	16	1
Coverage in Place	34	7	70	4
Fibreboard	1	—	54	3

Total with Settlement Agreements	52	27	299	18

Other Policyholders with Active Accounts
Large Asbestos Accounts	187	29	304	19
Small Asbestos Accounts	1,060	14	120	8

Total Other Policyholders	1,247	43	424	27

Assumed Reinsurance & Pools		3	146	9

Unassigned IBNR (1)			751	46

Total	1,299	$73	$1,620	100%

(1)	IBNR includes claims that are incurred but not reported.